2Q18 Update

2Q18 Financial Update ° Quarterly loss of $1.5 million, $0.09 per diluted share ° Operating earnings was $0.16 per share excluding pre-tax loss on transfer of loans to held for sale of $8,000, pre-tax regulatory remediation costs of $5.3 million, and pre-tax charge of $12,000 of legal fees related to the bulk loan sale ° Tangible Common Equity/Tangible Assets was 8.96% at 6/30/18 ° Classified assets to capital ratio for MidSouth Bank declined to 53%, down from 54% at 3/31/18 ° Loans declined $79.2 million ° Continued paydown of energy portfolio – decline of $19.2 million ° Paydown of $38 million of criticized loans of which $34 million were classified loans ° Core Deposits remain stable at 88% of deposit mix with low funding cost of 45bps ° 2Q18 Pre-Tax, Pre-Provision earnings, operating $4.9 million vs. $5.4 million for 1Q18 2

Remediation Costs ° Components of $5.3 million of remediation costs in 2Q18 ° $1.0 million – Compliance ° $0.2 million – Enterprise Risk Management ° $0.8 million – Operations ° $1.1 million – Project Management Office/Corporate Governance ° $0.2 million – Credit/Special Assets ° $2.0 million – BSA/AML ° Components of up to $20 million estimate of remediation costs in 2018 ° $2.0 million – Compliance ° $0.4 million – Enterprise Risk Management ° $1.6 million – Operations ° $2.7 million – Project Management Office/Corporate Governance ° $1.5 million – Credit/Special Assets ° $11.8 million – BSA/AML 3

Management Update ° Additions to Executive Management Team – all have significant turnaround experience and tenure at larger, mature process institutions ° Chief Operating Officer (subject to OCC approval) - John Davis ° Former SVP/Director of Operations at Yadkin Bank ($8 Billion in Assets) ° 26 years Banking experience ° EVP Corporate Development and Strategic Planning – Dawn Bastarache ° Former SVP/Director Operational Risk at Cadence Bank ($9 Billion in Assets) ° Also held senior strategic positions with Hancock and Regions ° 25 years Banking experience ° Chief Credit Officer – Keith Avant ° Former Senior Credit Executive with Bank of America/Merrill, SunTrust Bank and First Union ° 26 years Banking experience ° Chief Information Officer – Daniel Hereford ° Former CIO with First NBC ($4 Billion in Assets) ° 15 years Banking experience

2Q18 Asset Quality Summary ° Loan loss reserve/loans 2.22% at 6/30/18 vs. 2.23% at 3/31/18 ° A loan loss provision of $440,000 in the second quarter of 2018, compared to no loan loss provision in the first quarter of 2018 ° Net charge-offs for quarter totaled $2.3 million ° 2Q18 charge off's consisted primarily of $1.6MM for commercial loans and $318,000 for residential R/E loans ° Charge-offs on collateral dependent loans – more aggressive approach consistent with regulatory guidance ° Non-performing assets $74.9 million at 6/30/18 vs $85.1 million at 3/31/18 ° Classified/Capital (Bank Level) was 53% vs. 54.3% at 03/31/18 ° Energy loans decreased $19.2 million to 14.5% of loans, down from 15.2% at 3/31/18 5

2Q18 Energy Highlights ° Energy outstandings down $19 million in 2Q, or 11.1%, to $154 million ° Direct C&I – 78% of balances, Indirect – 22% (CRE and RRE) ° C&I Wtd Average Maturity – 2.1 years ° Three energy-related C/Os during quarter totaling $1.6 million and eight energy-related recoveries totaling $120,419 ° There were not any new energy-related impairments identified during 2Q. Seven impairment charges of $1.7 million and seven reductions to impairments of $870,000 were recorded related to existing impaired loans identified prior to 2Q18. The net impact to existing impaired loans was a charge of $860,000 ° Cycle to date NCO’s - $18.5 million or 6.97% of 12/31/14 energy loans ° To date, during the month of July, there has not been any rating related changes to the bank’s energy portfolio 6

2Q18 Energy Highlights (cont’d) ° Total criticized energy loans 46.1% of total energy loans ° Up from 39.2% at 3/31/18 ° Total criticized totaled $70.8 million, increasing $3.0 million from 03/31/18 ° Eight energy-related rating changes during quarter ° 5 relationships downgraded to Substandard - $3.7 million ° 2 relationships downgraded to Special Mention - $16.9 million ° 1 relationships upgraded to Pass - $1.0 Million ° Reserves on C&I energy loans 7.2%; Other energy related 1.0% ° Energy reserve stands at 5.6% of energy loans at 6/30/18 ° One Shared National Credit – $4.3 million or 2.8% of energy loans, down $7.5 million from 3/31/18 ° Unfunded Commitments – Only 31% of outstanding balances ° $46.9 million at 6/30/18 - Utilization rate of 46.8% vs. 57.2% at 3/31/18 ° A/R – 83% of commitments, Equipment – 9% ° A/R customers have lockbox agreements and/or at minimum provide monthly borrowing base certificates ° Houston non-owner occupied CRE - $27.4 million, 2.6% of total loans 7

Energy Portfolio as of 6/30/2018 (*) ($’s in Millions) Total $’s % of Loan # of # of Avg $ per Wt'd Avg Collateral (Millions) Portfolio Loans Relationships Relationship Maturity (Yrs) Accounts Receivables $ 39.2 25.5% 49 46 $ 0.9 0.3 Barges, Crew Boats, Marine Vessels 21.0 13.7% 19 13 1.6 3.7 Equipment 52.8 34.4% 134 65 0.8 2.8 Inventory 0.6 0.4% 1 1 0.6 2.9 CD/Mkt. Securities 3.0 1.9% 13 11 0.3 0.6 All Other 3.2 2.1% 65 56 0.1 0.0 Sub Total C & I $ 119.8 78.0% 281 192 $ 0.6 2.1 Commercial Real Estate 28.9 18.8% 60 48 0.6 10.8 Consumer Real Estate 4.6 3.0% 40 35 0.1 12.1 Other 0.3 0.2% 11 11 0.0 0.0 Sub Total Non C & I $ 33.8 22.0% 111 94 0.4 10.9 Total $ 153.6 100.0% 392 286 $ 0.5 4.0 *Includes loans where the borrower's ability to repay could be disproportionately impacted by prolonged low oil and gas prices 8

Past Due Energy Loans as of 6/30/2018 (*) ($’s in Millions) Accruing – Past Due ($ Millions) Total $’s % of Total Past % of Collateral (Millions) Loan Due $’s Loan 30- Non- Portfolio (Millions) Portfolio 0-29 59 60-89 90+ Accruals $ Accounts Receivables $39.2 25.5% $ 10.50 6.8% 0.02 $ 0.00 $ 0.52 - $9.96 Barges, Crew Boats, Marine Vessels 21.0 13.7% 12.76 8.3% - - - - 12.76 Equipment 52.8 34.4% 12.57 8.2% 9.13 0.29 0.07 - 3.08 Commercial Real Estate 28.9 18.8% 6.35 4.1% 0.20 - - - 6.15 Consumer Real Estate 4.6 3.0% 0.64 0.4% 0.40 - - - 0.24 Inventory 0.6 0.4% - 0.0% - - - - - CD/Mkt. Securities 3.0 1.9% 0.92 0.6% 0.92 - - - - All Other 3.5 2.3% 0.31 0.3% 0.15 - 0.04 - 0.12 Total $ 153.6 100.0% $ 44.05 28.7% $ 10.82 $ 0.29 $ 0.64 $ 0.00 $ 32.30 > 30 days + nonaccruals = 17.51% of energy loans *Includes loans where the borrower's ability to repay could be disproportionately impacted by prolonged low oil and gas prices 9

Energy Loans by Risk Rating & Loan Type as of 6/30/2018 (*) ($’s in Millions ) Consumer 2Q18% 1Q18 % Rating R/E Real CD/Mkt. 2Q18 1Q18 of Loan of Loan Risk Rating # C & I Comm Estate Securities Other Total Total Portfolio Portfolio Prime 1 $ - $ - $ - $ 0.2 $ - $ 0.2 $ 0.7 0.1% 0.4% Excellent 2 0.0 0.6 - 2.4 - 3.0 1.8 2.0% 1.1% Above Average 3 22.2 2.9 1.0 - 0.2 26.3 25.6 17.1% 14.8% Satisfactory 4 35.6 12.2 3.2 0.4 1.8 53.2 76.9 34.7% 44.5% Total Pass Rated $ 57.8 $ 15.7 $ 4.2 $ 3.0 $ 2.0 $ 82.7 $ 105.0 53.9% 60.8% Other Assets Special Mention 5 18.2 1.2 - - 0.1 19.5 3.3 12.7% 1.9% Substandard 6 40.8 10.2 0.4 - 0.0 51.3 64.5 33.4% 37.3% Doubtful 7 0.0 - - - - 0.0 0.0 0.0% 0.0% Total $ 116.8 $ 27.1 $ 4.6 $ 3.0 $ 2.1 $153.6 $172.8 100.0% 100.0% *Includes loans where the borrower's ability to repay could be disproportionately impacted by prolonged low oil and gas prices 10

Energy Loans by Risk Rating & Collateral as of 6/30/2018 (*) ($’s in Millions) Other Assets 2Q18% 1Q18 % Special 2Q18 1Q18 of Loan of Loan Collateral Pass Mention Substandard Doubtful Total Total Portfolio Portfolio Accounts Receivables $ 18.9 $ 6.7 $ 13.6 $ - $ 39.2 $ 50.2 25.5% 29.0% Barges, Crew Boats, Marine Vessels 0.5 - 20.5 - 21.0 27.9 13.7% 16.1% Equipment 34.8 11.5 6.4 - 52.8 55.8 34.4% 32.3% Commercial Real Estate 17.5 1.3 10.2 - 28.9 29.4 18.8% 17.0% Real Estate 4.2 - 0.4 - 4.6 3.2 3.0% 1.9% Inventory 0.6 - - - 0.6 0.6 0.4% 0.4% CD Secured 3.0 - - - 3.0 2.3 1.9% 1.3% All Other 3.2 - 0.1 - 3.4 3.3 2.2% 1.9% Total $ 82.7 $ 19.5 $ 51.3 $ - $ 153.6 $ 172.8 100.0% 100.0% *Includes loans where the borrower's ability to repay could be disproportionately impacted by prolonged low oil and gas prices 11

Energy Loans by Type of Facility as of 6/30/2018 (*) Bal 06.30.18 % of Loan Bal 03.31.18 % of Loan Net Change Facility Type ($'s in Millions) Portfolio ($'s in Millions) Portfolio 2Q18 Closed-End $ 101.9 66.3% $ 109.2 63.2% $ -7.3 Revolving LOC 41.5 27.0% 52.7 30.5% - 11.1 Other 10.2 6.6% 10.9 6.3% - 0.8 Total $ 153.6 100.0% $ 172.8 100.0% - $ 19.2 * Includes loans where the borrower's ability to repay could be disproportionately impacted by prolonged low oil and gas prices 12

Energy Loans Unfunded Commitment as of 6/30/2018 (*) Revolving Lines of Credit ($’s in Millions) Original Line Current Unfunded Collateral Amount Balance Amount Accounts Receivables $ 66.9 $ 28.2 $ 38.7 Barges, Crew Boats, Marine Vessels 0.5 0.3 0.2 Equipment 13.0 9.0 4.0 Commercial Real Estate 3.4 1.4 2.0 Real Estate 0.1 0.1 0.0 Inventory - - - CD Secured 2.7 1.5 1.2 All Other 1.9 1.1 0.8 Total $ 88.44 $ 41.5 $ 46.9 Combined utilization rate (including straight lines of credit) was 46.8% compared to 57.2% at 3/31/2018. * Includes loans where the borrower's ability to repay could be disproportionately impacted by prolonged low oil and gas prices 13

Reconciliation of Non-GAAP Measures For the Quarter Ended 6/30/2018 3/31/2018 Pre-tax, Pre-provision Earnings, Operating Earnings (loss) before income taxes $ (906) $ 326 Net loss on equity securities not trading 51 - One-time charge related to closure of branches - 145 Loss on transfer of loans to held for sale 8 875 Regulatory remediation costs 5,323 3,926 Legal fees related to bulk sale 12 88 Provision for loan losses 440 - Pre-tax, pre-provision earnings, operating $ 4,928 $ 5,360 Diluted Loss Per Share, Operating Diluted loss per share $ (0.09) $ (0.03) Effect of loss on transfer of loans to held for sale - 0.04 Effect of regulatory remediation costs 0.25 0.19 Effect of one-time charge related to closure of branches - 0.01 Diluted loss per share, operating $ 0.16 $ 0.21 Tangible Common Equity to Tangible Assets Total equity $ 251,278 $ 255,170 Less preferred equity 40,987 40,987 Total common equity $ 210,291 $ 214,183 Less intangible assets 45,267 45,554 Tangible common equity C $ 165,024 $ 168,629 Total assets $ 1,860,906 $ 1,860,070 Less intangible assets 45,267 45,554 Tangible assets D $ 1,815,639 $ 1,814,516 Tangible common equity to tangible assets C/D 8.96% 9.07% 14